CONFORMED


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                             ___________________


   Date of Report (Date of earliest event reported) January 25, 1996

                         BIOCONTROL TECHNOLOGY, INC.
            (Exact name of registrant as specified in its charter)



     Pennsylvania                       0-1822              25-1229323
     (State of other jurisdiction       (Commission         (IRS Employer
     of incorporation)                  File Number         Identification no.)


             300 Indian Springs Road, Indiana, Pennsylvania 15701
             (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code (412) 349-1811



      _________________________________________________________________
                       (Former name or former address,
                        if changes since last report.)



        Item 1.        Change in Control of Registrant.
                       Not applicable.

        Item 2.        Acquisition or Disposition of Assets.
                       Not applicable.

        Item 3.        Bankruptcy or Receivership.
                       Not applicable.

        Item 4.        Changes in Registrant's Certifying Accountant
                       Not applicable.

        Item 5.        Other Events.
                       On January 25, 1996, Biocontrol Technology, Inc. (NASDAQ:BICO) announced that it recently met with the Food and Drug Administration (FDA) concerning BICO's 510(k) Notification for the Diasensor 1000 noninvasive glucose sensor for diabetics. The Company further announced that it has completed its first production model of the Diasensor 1000, an important milestone in the FDA approval process.

        Item 6.        Resignation of Registrant's Directors.
                       Not Applicable

        Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

                       (a) Financial Statements and Businesses Acquired - Not Applicable.

                       (b)  Pro Forma Financial Information - Not Applicable.

                       (c)  Exhibits - News Release



                                  SIGNATURES


          Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BIOCONTROL TECHNOLOGY, INC.


                                        by /s/  Fred E. Cooper
                                                Fred E. Cooper, CEO


DATED: January 25, 1996